SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  November 29, 2001
                                                           (October 31, 2001)


                            FRANKLIN RECEIVABLES, LLC
                          (FRANKLIN AUTO TRUST 2000-1)
                          (FRANKLIN AUTO TRUST 2001-1)

             (Exact name of registrant as specified in its charter)

         DELAWARE                      333-56869                94-3301790
 (State of incorporation)        (Commission File No.)        (IRS Employer
                                                          Identification Number)


    47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH                 84101
          (Address of principal executive offices)                   (Zip Code)

   Registrant's telephone number, including area code            (801) 238-6700


--------------------------------------------------------------------------------

             (Former name or former address, if changed since last report)





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Item 5.             Other Events.

     The Monthly Servicing Report relating to the Franklin Auto Trust 2000-1 for the Collection Period ended October 31, 2001 and the Franklin Auto Trust 2001-1 for the Collection Period ended October 31, 2001 are attached hereto as
Exhibit 19.1 and 19.2 are incorporated herein by this reference.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

(c) Exhibits

Exhibit 19.1 -      Franklin Auto Trust 2000-1 Monthly Servicing Report for the
                    Collection Period ending October 31, 2001

Exhibit 19.2 -      Franklin Auto Trust 2001-1 Monthly Servicing Report for the
                    Collection Period ending October 31, 2001


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                               FRANKLIN RECEIVABLES, LLC
                               (Registrant)

                               By:  Franklin Capital Corp.


Date:  November 29, 2001       /s/ Harold E. Miller, Jr.
                               HAROLD E. MILLER, JR.
                               President


                                        Exhibits

Exhibit 19.1 - Franklin Auto Trust 2000-1 Monthly Servicing Report for the Collection Period ending October 31, 2001.

              19.2 - Franklin Auto Trust 2001-1 Monthly Servicing Report for the Collection Period ending October 31, 2001.


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